Exhibit 99.1

Rowan Reports Fourth Quarter and Full-Year 2018 Results

HOUSTON, Feb. 27, 2019 /PRNewswire/ -- For the quarter ended December 31, 2018, Rowan Companies plc ("Rowan" or the "Company") (NYSE: RDC) reported a net loss of $14.3 million, or $0.11 net loss per diluted share, compared to net income of $112.0 million, or $0.89 net income per diluted share, in the fourth quarter of 2017. The net loss for the current quarter included a $65.8 million (after tax), or $0.52 per diluted share, gain on the sale of rigs to ARO Drilling and a $68.4 million tax benefit, or $0.54 per diluted share, related to the release of valuation allowance on the Company's net U.S. deferred tax assets. The net income for the prior-year quarter included a $151.7 million (after tax), or $1.18 per diluted share, gain on the sale of rigs and related assets to ARO Drilling.

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ARO Drilling, of which Rowan owns 50%, generated revenue and net income of $130.5 million and $13.6 million, respectively, for the quarter ended December 31, 2018, compared to $48.6 million and $1.7 million, respectively, for the period October 17, 2017 to December 31, 2017. ARO Drilling's financial information is included in this release.

Tom Burke, President and Chief Executive Officer, commented, "The oil markets experienced a high level of volatility at the end of last year, but have since staged a moderate recovery so far in 2019. Despite the market volatility, Rowan has been awarded a number of new drilling contracts and extensions, both for our drillships and jack-up rigs, which we believe reflects on our high-quality assets and operational performance. As we look forward to 2019, we are cautiously optimistic that oil market stability at current levels will be supportive of improvements in overall offshore rig demand."

Dr. Burke adds, "We are excited about our pending combination with Ensco, which received shareholder approval last week. The new company will be ideally positioned to benefit from the anticipated long-term improvements in offshore rig demand, with many of the best assets in the industry and a global reach to customers, while also benefiting from the substantial cost synergies that are only available as a combined entity."

Rowan will conduct its earnings conference call on Wednesday, February 27, 2019, at 10:00 a.m. Central Time. Interested parties are invited to listen to the call by telephone or over the Internet. Individuals who wish to participate on the conference call by telephone may dial (833) 241-4252, or internationally (647) 689-4203. The conference ID is 7971778. You should dial-in approximately five to 10 minutes prior to the scheduled start time. Alternatively, to access the online simulcast and rebroadcast of the conference call, please visit Rowan's website at www.rowan.com. You should connect to our website at least 15 minutes prior to the conference call to register, download and install any necessary software.

Rowan is a global provider of contract drilling services to the oil and gas industry with a fleet of 25 mobile offshore drilling units, comprised of 21 self-elevating jack-up rigs and four ultra-deepwater drillships. The Company's fleet operates worldwide, including the United States Gulf of Mexico, Mexico, the United Kingdom and Norwegian sectors of the North Sea, the Middle East, the Mediterranean Sea and Central and South America. Additionally, the Company is a 50/50 partner in a joint venture with Saudi Aramco, named ARO Drilling, that owns a fleet of seven self-elevating jack-up rigs that are contracted in the Arabian Gulf. Rowan's Class A Ordinary Shares are traded on the New York Stock Exchange under the symbol "RDC." For more information on the Company, please visit www.rowan.com.

Forward-Looking Statements
Statements included in this document regarding the expectations, beliefs and future expected business, financial and operating performance and prospects of Rowan, commodity prices, market conditions, the capital budgets of customers, the proposed transaction, between Ensco plc ("Ensco") and Rowan, including benefits, expected synergies and other expense savings and operational and administrative efficiencies, opportunities, timing, expense and effects of the transaction, financial performance, accretion to cash flows, revenue growth, credit ratings or other attributes of Ensco plc following the completion of the transaction and other statements that are not historical facts, are forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (the "Securities Act")). Forward-looking statements include words or phrases such as "anticipate,' "believe," "contemplate," "estimate," "expect," "intend," "plan," "project," "could," "may," "might," "should," "will" and words and phrases of similar import. These statements involve risks and uncertainties including, but not limited to, oil and natural gas prices and the impact of the economic climate, changes in the offshore drilling market, including fluctuations in supply and demand, variable levels of drilling activity and expenditures in the energy industry, actions by regulatory authorities, rating agencies or other third parties, actions by the respective companies' security holders, costs and difficulties related to integration of Ensco and Rowan, delays, costs and difficulties related to the transaction, market conditions, and Ensco's financial results and performance following the completion of the transaction, satisfaction of closing conditions, ability to repay debt and timing thereof, availability and terms of any financing and other factors detailed in the risk factors section and elsewhere in Ensco's and Rowan's Annual Report on Form 10-K for the year ended December 31, 2017 and their respective other filings with the Securities and Exchange Commission (the "SEC"), which are available on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. All information in this document is as of today. Except as required by law, both Ensco and Rowan disclaim any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Non-GAAP Measures
We report our financial results in accordance with generally accepted accounting principles (GAAP) in the United States. However, in our earnings release and during our earnings calls we may reference company information that does not conform to GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Management believes that an analysis of this data is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. However, these measures should not be viewed as an alternative to or substitute for GAAP measures of performance, and these non-GAAP measures may not be consistent with previously published Company reports on Forms 10-K, 10-Q and 8-K. Non-GAAP measures we may reference have been reconciled to the nearest GAAP measure in the tables entitled Reconciliation of GAAP to Non-GAAP Financial Measures below.

ROWAN COMPANIES PLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except per share amounts)
(Unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2018	2017	2018	2017
REVENUE	$179.4	$296.7	$824.8	$1,282.8

COSTS AND EXPENSES:
Direct operating costs (excluding items below)	166.7	176.2	682.7	685.0
Depreciation and amortization	94.6	99.7	388.9	403.7
Selling, general and administrative	20.0	33.3	96.1	104.6
Gain on sale of assets to unconsolidated subsidiary	(65.8)	(157.4)	(65.8)	(157.4)
Loss on disposals of property and equipment	7.1	0.1	12.1	9.4
Merger and related costs	7.6	—	8.9	—
Total costs and expenses	230.2	151.9	1,122.9	1,045.3

Equity in earnings of unconsolidated subsidiary	6.9	0.9	10.3	0.9

INCOME (LOSS) FROM OPERATIONS	(43.9)	145.7	(287.8)	238.4

OTHER INCOME (EXPENSE):
Interest expense	(39.7)	(38.7)	(156.3)	(155.7)
Interest income	10.5	6.5	33.1	15.4
Gain on extinguishment of debt	—	—	—	1.7
Other - net	1.4	(4.2)	12.0	(0.5)
Total other (expense) - net	(27.8)	(36.4)	(111.2)	(139.1)

INCOME (LOSS) BEFORE INCOME TAXES	(71.7)	109.3	(399.0)	99.3
Provision (benefit) for income taxes	(57.4)	(2.7)	(51.6)	26.6

NET INCOME (LOSS)	$(14.3)	$112.0	$(347.4)	$72.7

NET INCOME (LOSS) PER SHARE - DILUTED	$(0.11)	$0.89	$(2.74)	$0.57

WEIGHTED AVERAGE SHARES - BASIC	127.1	126.3	126.9	126.1

WEIGHTED AVERAGE SHARES - DILUTED	127.1	128.1	126.9	127.7

ROWAN COMPANIES PLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)

	December 31,
	2018	2017
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$1,026.7	$1,332.1
Receivables - trade and other	251.2	212.8
Prepaid expenses and other current assets	22.4	15.5
Total current assets	1,300.3	1,560.4
Property and equipment - net	6,201.0	6,552.7
Long-term note receivable from unconsolidated subsidiary	456.0	270.2
Investment in unconsolidated subsidiary	41.2	30.9
Other assets	119.2	44.1
	$8,117.7	$8,458.3

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Current portion of long-term debt	$201.2	$—
Accounts payable - trade	122.3	97.2
Deferred revenue	16.7	1.1
Accrued liabilities	113.4	159.1
Total current liabilities	453.6	257.4

Long-term debt	2,309.7	2,510.3
Other liabilities	307.7	293.6
Deferred income taxes - net	11.7	10.9
Shareholders' equity	5,035.0	5,386.1
	$8,117.7	$8,458.3

ROWAN COMPANIES PLC
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Twelve months ended December 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(347.4)	$72.7
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	388.9	403.7
Equity in earnings of unconsolidated subsidiary	(10.3)	(0.9)
Deferred income taxes	(68.1)	24.7
Pension and other postretirement benefits (income) expense	(9.0)	12.5
Share-based compensation expense	24.0	29.0
Gain on sale of assets to unconsolidated subsidiary	(65.8)	(157.4)
Loss on disposals of property and equipment	12.1	9.4
Non-cash interest income from unconsolidated subsidiary (receipt in kind)	(12.0)	—
Other	8.1	1.6
Net changes in current assets and liabilities	(47.9)	103.0
Other postretirement benefit claims paid	(1.4)	(18.4)
Contributions to pension plans	(24.2)	(29.3)
Deferred revenue	5.5	(112.8)
Net changes in other noncurrent assets and liabilities	(12.6)	(38.0)
Net cash provided by (used in) operating activities	(160.1)	299.8

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(169.2)	(100.6)
Purchase of rigs	(70.8)	—
Deposit on purchase of rigs	—	(7.7)
Investment in unconsolidated subsidiary	—	(30.0)
Contributions to unconsolidated subsidiary for note receivable	(271.3)	(357.7)
Proceeds from sale of assets to unconsolidated subsidiary	266.0	357.7
Repayments of note receivable from unconsolidated subsidiary	98.5	87.5
Proceeds from disposals of property and equipment	12.7	3.3
Net cash used in investing activities	(134.1)	(47.5)

CASH FLOWS FROM FINANCING ACTIVITIES:
Reductions of long-term debt	—	(170.0)
Debt issue costs	(6.1)	—
Proceeds from exercise of share options	0.1	—
Shares repurchased for tax withholdings on vesting of restricted share units	(5.2)	(5.7)
Net cash used in financing activities	(11.2)	(175.7)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(305.4)	76.6
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,332.1	1,255.5
CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,026.7	$1,332.1

ROWAN COMPANIES PLC
SUPPLEMENTAL OPERATING SEGMENT INFORMATION
(In millions)
(Unaudited)

	Three months ended December 31,
	Deepwater	Jack-ups	ARO	Unallocated and other	Reportable segments total	Eliminations and adjustments	Consolidated
2018
Revenue	$26.3	$146.2	$130.5	$6.9	$309.9	$(130.5)	$179.4
Operating expenses:
Direct operating costs (excluding items below)	50.4	116.3	73.5	—	240.2	(73.5)	166.7
Depreciation and amortization	27.3	67.0	17.0	0.3	111.6	(17.0)	94.6
Selling, general and administrative	—	—	7.0	20.0	27.0	(7.0)	20.0
Gain on sale of assets to unconsolidated subsidiary	—	(65.8)	—	—	(65.8)	—	(65.8)
Other operating items - expense	1.6	0.3	1.4	5.2	8.5	(1.4)	7.1
Merger and related costs	—	—	—	7.6	7.6	—	7.6
Equity in earnings of unconsolidated subsidiary	—	—	—	—	—	6.9	6.9
Income (loss) from operations	$(53.0)	$28.4	$31.6	$(26.2)	$(19.2)	$(24.7)	$(43.9)

2017 (1)
Revenue	$96.1	$193.2	$48.6	$7.4	$345.3	$(48.6)	$296.7
Operating expenses:
Direct operating costs (excluding items below)	34.3	141.9	22.2	—	198.4	(22.2)	176.2
Depreciation and amortization	27.5	71.6	12.9	0.6	112.6	(12.9)	99.7
Selling, general and administrative	—	—	6.1	33.3	39.4	(6.1)	33.3
Gain on sale of assets to unconsolidated subsidiary	—	(157.4)	—	—	(157.4)	—	(157.4)
Other operating items - expense (income)	0.1	—	(0.1)	—	—	0.1	0.1
Equity in earnings of unconsolidated subsidiary	—	—	—	—	—	0.9	0.9
Income (loss) from operations	$34.2	$137.1	$7.5	$(26.5)	$152.3	$(6.6)	$145.7

(1) ARO commenced operations October 17, 2017.

ROWAN COMPANIES PLC
SUPPLEMENTAL OPERATING SEGMENT INFORMATION
(In millions)
(Unaudited)

	Twelve months ended December 31,
	Deepwater	Jack-ups	ARO	Unallocated and other	Reportable segments total	Eliminations and adjustments	Consolidated
2018
Revenue	$158.1	$632.9	$348.8	$33.8	$1,173.6	$(348.8)	$824.8
Operating expenses:
Direct operating costs (excluding items below)	168.6	514.1	194.0	—	876.7	(194.0)	682.7
Depreciation and amortization	108.5	278.3	67.4	2.1	456.3	(67.4)	388.9
Selling, general and administrative	—	—	27.0	96.1	123.1	(27.0)	96.1
Gain on sale of assets to unconsolidated subsidiary	—	(65.8)	—	—	(65.8)	—	(65.8)
Other operating items - expense	1.6	5.3	1.4	5.2	13.5	(1.4)	12.1
Merger and related costs	—	—	—	8.9	8.9	—	8.9
Equity in earnings of unconsolidated subsidiary	—	—	—	—	—	10.3	10.3
Income (loss) from operations	$(120.6)	$(99.0)	$59.0	$(78.5)	$(239.1)	$(48.7)	$(287.8)

2017 (1)
Revenue	$467.9	$807.5	$48.6	$7.4	$1,331.4	$(48.6)	$1,282.8
Operating expenses:
Direct operating costs (excluding items below)	151.4	533.6	22.2	—	707.2	(22.2)	685.0
Depreciation and amortization	111.6	289.4	12.9	2.7	416.6	(12.9)	403.7
Selling, general and administrative	—	—	6.1	104.6	110.7	(6.1)	104.6
Gain on sale of assets to unconsolidated subsidiary	—	(157.4)	—	—	(157.4)	—	(157.4)
Other operating items - expense (income)	0.1	9.3	(0.1)	—	9.3	0.1	9.4
Equity in earnings of unconsolidated subsidiary	—	—	—	—	—	0.9	0.9
Income (loss) from operations	$204.8	$132.6	$7.5	$(99.9)	$245.0	$(6.6)	$238.4

(1) ARO commenced operations October 17, 2017.

ROWAN COMPANIES PLC
SUPPLEMENTAL OPERATING INFORMATION
(Unaudited)

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2018	2018	2017	2018	2017
RIG DAYS (1)
Deepwater:
Revenue-producing (2)	180	102	125	442	783
Available	368	368	368	1,460	1,460

Jack-up:
Revenue-producing (3) (4)	1,429	1,293	1,448	4,844	6,144
Available (3)	1,564	1,748	1,883	6,751	8,162

Total:
Revenue-producing (2) (3) (4)	1,609	1,395	1,573	5,286	6,927
Available (3)	1,932	2,116	2,251	8,211	9,622

UTILIZATION (1)
Deepwater (2)	49%	28%	34%	30%	54%
Jack-up (3)	91%	74%	77%	72%	75%
Total (2) (3)	83%	66%	70%	64%	72%

AVERAGE DAY RATES (5) (in thousands)
Deepwater (2) (6)	$138.1	$135.0	$767.1	$351.2	$594.8
Jack-up (3)	$84.2	$115.9	$123.3	$114.8	$127.7
Total (2) (3) (6)	$90.2	$117.3	$174.5	$134.6	$180.5

REBILLABLES (7) (in millions)
Deepwater	$1.4	$0.1	$0.2	$2.7	$2.2
Jack-up (3) (8)	24.2	18.3	13.8	70.9	21.2
Total (3) (8)	$25.6	$18.4	$14.0	$73.6	$23.4

(1) Available rig days and utilization exclude cold-stacked days. For rigs leased to ARO, the number of available days is based on the number of days available for hire under the Bareboat Charter lease to ARO. Utilization for rigs leased to ARO, includes the number of days on hire under Bareboat Charter to ARO divided by the number of available days.

(2) Revenue-producing days for the three and twelve months ended December 31, 2017 includes 33 days and 125 days, respectively, for the Deepwater drillship Rowan Reliance when it was not operating. The drillship did not operate in the third and fourth quarter of 2017, but was available for Cobalt through November 2, 2017 per the 2016 contract amendment. Revenue of $41 million and $70 million, previously deferred in 2016, was recognized during the three and twelve months ended December 31, 2017, respectively, related to these days for which the rig was available to Cobalt but was not operating as well as the recognition of any remaining deferred revenue at November 2, 2017 as Cobalt did not exercise their right to use the rig.

(3) All revenue and performance metrics exclude the results of rigs owned by ARO beginning on October 17, 2017 and October 1, 2018, the dates such rigs were sold to ARO.
(4) For rigs leased to ARO, revenue-producing days includes the number of days on hire under Bareboat Charter lease to ARO.

(5) Average day rates exclude other revenue, which is revenue received for rebillabiles, secondment, transition services and other miscellaneous. Day rate revenue includes contractual rates, Bareboat Charter lease revenue from ARO and amounts for rig mobilization, unconstrained demobilization or capital improvements, which are amortized over the expected recognition period of the contract.

(6) For the twelve months ended December 31, 2018, revenue for this calculation includes $27.8 million related to the Anadarko early contract termination fee to which there are no associated revenue-producing days.

(7) Rebillable operating costs equally offset with rebillable revenue.
(8) Includes secondment revenue from ARO.

ROWAN COMPANIES PLC
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In millions, except per share amounts)
(Unaudited)

	Three months ended December 31, 2018				Three months ended December 31, 2017
	Pretax	Tax	Net	Diluted EPS*	Pretax	Tax	Net	Diluted EPS*
GAAP NET INCOME (LOSS)	$(71.7)	$57.4	$(14.3)	$(0.11)	$109.3	$2.7	$112.0	$0.89
Gain on sale of assets to unconsolidated subsidiary	(65.8)	—	(65.8)	(0.52)	(157.4)	5.7	(151.7)	(1.18)
Merger and related costs	7.6	—	7.6	0.06	—	—	—	—
Discrete tax item	—	(68.4)	(68.4)	(0.54)	—	—	—	—
NON-GAAP NET INCOME (LOSS)	$(129.9)	$(11.0)	$(140.9)	$(1.11)	$(48.1)	$8.4	$(39.7)	$(0.31)

	Twelve months ended December 31, 2018				Twelve months ended December 31, 2017
	Pretax	Tax	Net	Diluted EPS*	Pretax	Tax	Net	Diluted EPS*
GAAP NET INCOME (LOSS)	$(399.0)	$51.6	$(347.4)	$(2.74)	$99.3	$(26.6)	$72.7	$0.57
Gain on sale of assets to unconsolidated subsidiary	(65.8)	—	(65.8)	(0.52)	(157.4)	5.7	(151.7)	(1.19)
Gain on extinguishment of debt	—	—	—	—	(1.7)	—	(1.7)	(0.01)
Merger and related costs	8.9	—	8.9	0.07	—	—	—	—
Discrete tax item	—	(68.4)	(68.4)	(0.54)	—	—	—	—
NON-GAAP NET LOSS	$(455.9)	$(16.8)	$(472.7)	$(3.72)	$(59.8)	$(20.9)	$(80.7)	$(0.64)
* Per share amounts may not sum due to rounding.

	Three months ended		Twelve months ended
	December 31,		December 31,
	2018	2017	2018	2017
ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA):
GAAP NET INCOME (LOSS)	$(14.3)	$112.0	$(347.4)	$72.7
Depreciation and amortization	94.6	99.7	388.9	403.7
Equity in earnings of unconsolidated subsidiary	(6.9)	(0.9)	(10.3)	(0.9)
Interest (income) expense and other, net	27.8	36.4	111.2	140.8
Income tax expense (benefit)	(57.4)	(2.7)	(51.6)	26.6
Gain on extinguishment of debt	—	—	—	(1.7)
Gain on sale of assets to unconsolidated subsidiary	(65.8)	(157.4)	(65.8)	(157.4)
Loss on disposals of property and equipment	7.1	0.1	12.1	9.4
Merger and related costs	7.6	—	8.9	—
NON-GAAP ADJUSTED EBITDA	$(7.3)	$87.2	$46.0	$493.2

ARO DRILLING
SUPPLEMENTAL FINANCIAL INFORMATION
(In millions)
(Unaudited)

	December 31, 2018	December 31, 2017
Current assets	$348.9	$108.6
Non-current assets	727.0	459.7
Total assets	$1,075.9	$568.3

Current liabilities	$112.2	$29.2
Non-current liabilities	949.1	545.1
Total liabilities	$1,061.3	$574.3

	Three Months Ended	Twelve Months Ended	October 17, 2017 to
	December 31, 2018	December 31, 2018	December 31, 2017
Revenue	$130.5	$348.8	$48.6
Direct operating costs (excluding items below)	73.5	194.0	22.2
Depreciation and amortization	17.0	67.4	12.9
Selling, general and administrative	7.0	27.0	6.1
(Gain) loss on disposals of property and equipment	1.4	1.4	(0.1)
Income from Operations	31.6	59.0	7.5
Interest expense	(9.3)	(26.2)	(4.2)
Provision for income taxes	8.7	12.3	1.6
Net Income	$13.6	$20.5	$1.7

	Three Months Ended	Twelve Months Ended	October 17, 2017 to
	December 31, 2018	December 31, 2018	December 31, 2017
ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION(EBITDA):
GAAP NET INCOME	$13.6	$20.5	$1.7
Depreciation and amortization	17.0	67.4	12.9
(Gain) loss on disposals of property and equipment	1.4	1.4	(0.1)
Interest expense	9.3	26.2	4.2
Provision for income taxes	8.7	12.3	1.6
NON-GAAP ADJUSTED EBITDA	$50.0	$127.8	$20.3

CONTACT: Investor Relations; investorrelations@rowan.com; +1 713 621 7800